THIS SECURED DEBENTURE AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
                      ----------
ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

                                SECURED DEBENTURE

                           CHARYS HOLDING COMPANY INC.

                             DUE DECEMBER ___, 2005

No. CHC-001                                                         US$1,000,000

     This  Secured  Debenture  (the "Debenture") is issued on December ___, 2005
                                     ---------
(the  "Closing  Date")  by  Charys Holding Company, Inc., a Delaware corporation
       -------------
(the  "Company"),  to  Mel  Harris  and  Steven  Posner,  or  their  designees
       -------
(collectively, the "Holder") (the Holder together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the
                     ------
Securities Act of 1933, as amended, pursuant to a Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement") among the Company,
                              -----------------------------
Billy  V.  Ray,  Jr.,  Mel  Harris  and  Steven  Posner,  or  their  designees.

                                   ARTICLE I.

     Section  1.01     PRINCIPAL  AND INTEREST.  For value received, the Company
                       -----------------------
hereby promises to pay to the order of the Holder on or before December ___, 2006 (the "Maturity Date"), as provided herein, in lawful money of the United
             --------------
States of America and in immediately available funds the principal sum of $1,000,000, together with interest on the unpaid principal of this Debenture from the date hereof at the interest rate of as hereinafter provided. Unless earlier redeemed by the Company in accordance with Section 1.04 hereof, at the Holder's option, the entire principal amount and all accrued interest and the redemption premium specified in Section 1.04 hereof shall be either (a) paid to the Holder on the Maturity Date, or (b) converted in accordance with Section
1.02 herein. Provided, however, notwithstanding anything herein contained to the contrary, the Holder may demand a prepayment of this Debenture upon the funding of the acquisition financing with the respect to the purchase of Method IQ, Inc. by the Company (the "Method IQ Acquisition"). Provided further, in the event that there is no acquisition financing provided in connection with the Method IQ Acquisition, then the Holder may demand that this Debenture shall become due and payable on 30 days' written notice from the Holder to the Company.

     Section  1.02     OPTIONAL  CONVERSION.  The  Holder  is  entitled,  at its
                       --------------------
option, to convert and sell on the same day, subject to compliance with applicable securities laws, at any time after 120 days from the Closing Date and thereafter from time to time, until payment in full of the principal amount of this Debenture, and accrued and unpaid interest, all or any part of the principal amount of the Debenture, plus redemption premium and accrued and unpaid interest, into shares (the "Conversion Shares") of the Company's common
                                     -----------------
stock,  par  value $0.001 per share (the "Common Stock"), at the price per share
                                          ------------
equal to the lower of: (i) $0.80 per share of the Common Stock, or (ii) 120 percent of the average closing bid price for the five trading days immediately preceding the Closing Date (the "Fixed Price"), or (iii) 80 percent of the
                                      ------------
lowest closing bid price for the five trading days immediately preceding the date of conversion (the "Future Price") (the "Conversion Price"). No fraction
                           ------------         ----------------
of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit A to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Escrow Agent (as
                                ------------------
defined in the Securities Purchase Agreement) and the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion
 ----------------
Notice. The Holder has the right to convert this Debenture after the Maturity Date. Except as otherwise provided herein or in Exhibit F to the Securities
                                                     ---------
Purchase Agreement, the Company shall not have the right to object to the conversion or the calculation of the applicable conversion price, absent manifest error and the Escrow Agent shall release the shares of Common Stock from escrow upon notifying the Company of the conversion. Any conversion of any portion of the Debenture into shares of the Common Stock shall be deemed to be a pre-payment of principal plus accrued and unpaid interest, without any penalty or premium, and shall be credited against any future payments of principal and interest in the order that such payments become due and payable.

     Section 1.03     RESERVATION OF COMMON STOCK.  As set forth in Section 4(e)
                      ---------------------------
of the Securities Purchase Agreement, the Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, that number of shares of Common Stock equal to a multiple of two times the number of shares of the Common Stock into which the Debenture is then convertible from time to time based upon the Conversion Price unless a change in such multiple is agreed to in writing by the Holder and the Company. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within 120 days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

     Section 1.04     RIGHT OF REDEMPTION.  The Company at its option shall have
                      -------------------
the right to redeem, with three (3) business days advance written notice (the "Redemption Notice"), a portion or all of the outstanding Debenture. The
 ------------------
redemption price shall be 110 percent for the 120 days following the Closing Date and 120 percent thereafter (the "Redemption Price") of the face amount
                                           ----------------
redeemed plus accrued but unpaid interest. The Company shall pay the Redemption Price on all payments made pursuant to the Debenture, including payments made before, on, or after the Maturity Date. For all payments under this Debenture, the payment of the Redemption Price by the Company shall be in addition to any accrued but unpaid interest due.

     Section 1.05     REGISTRATION RIGHTS.  The Company is obligated to register
                      -------------------
the resale of the Conversion Shares under the Act, pursuant to the terms of a Investor Registration Rights Agreement, between the Company and the Holder of even date herewith (the "Investor Registration Rights Agreement").
                             -----------------------------------------

     Section  1.06     INTEREST PAYMENTS.  The Company will begin making monthly
                       -----------------
interest payments on the Debentures upon the earlier of (i) the effectiveness of the registration statement as described herein, or (ii) 120 days from the Closing Date. Interest shall be paid in cash (via wire transfer or certified funds). In the event of default, as described in Section 3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of shares of the Common Stock. If paid in the form of the Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price (as defined in the Securities Purchase Agreement) on: (i) the date the interest payment is due, or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of the Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

     Section  1.07     PAYING  AGENT AND REGISTRAR.  Initially, the Company will
                       ---------------------------
act as paying agent and registrar. The Company may change any paying agent, registrar, or the Company-registrar by giving the Holder not less than ten business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

     Section 1.08     SECURED NATURE OF DEBENTURE.  This Debenture is secured by
                      ---------------------------
the  Pledged  Property as set forth on Exhibit A to the Security Agreement dated
                                       ---------
the  date  hereof between the Company and the Holder (the "Security Agreement").
                                                           ------------------

     Section  1.09     THE  ESCROW  SHARES.  The Company shall deposit 1,250,000
                       -------------------
shares of the Common Stock with the Escrow Agent as "Escrow Shares." Unless the Debenture has been redeemed in full by the Company and the Escrow Agent shall otherwise have distributed the Conversion Shares to the Company, upon receipt of the Conversion Notice from the Holder, the Escrow Agent shall distribute the Conversion Shares to Holder pursuant to this Debenture and the Securities Purchase Agreement including Exhibit F thereto.
                                ----------

                                   ARTICLE II.

     Section  2.01     AMENDMENTS  AND WAIVER OF DEFAULT.  The Debenture may not
                       ---------------------------------
be amended without the prior written consent of the Holder and the Company. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency.

                                  ARTICLE III.

     Section  3.01     EVENTS  OF  DEFAULT.  An  Event  of Default is defined as
                       -------------------
follows: (a) failure by the Company to pay the principal amount or interest due hereunder on respective due dates including the Maturity Date; (b) failure by the Company's transfer agent to issue shares of the Common Stock to the Holder within five days of the Company's receipt of the attached Conversion Notice from Holder; (c) failure by the Company for ten days after notice to it to comply with any of its other agreements in the Debenture; (d) failure to comply with the terms of the Irrevocable Transfer Agent Instructions (as defined in the Securities Purchase Agreement); (e) if the Company files for relief under the United States Bankruptcy Code (the "Bankruptcy Code") or under any other state
                                      ---------------
or federal bankruptcy or insolvency law, or files an assignment for the benefit of creditors, or if an involuntary proceeding under the Bankruptcy Code or under any other federal or state bankruptcy or insolvency law is commenced against the Company, or (f) a breach by the Company of its obligations under any of the Transaction Documents (as defined in the Securities Purchase Agreement) which is not cured by the Company within any allocated cure period therein. Upon the occurrence of an Event of Default, the Holder may, in his sole discretion, (i) accelerate full repayment of the Debenture outstanding and accrued interest thereon at the Redemption Price, or (ii) take possession of that number of Escrow Shares necessary to convert the Debenture as of the date of such default. The failure of the Company to make Payments due under Section 1.06 shall also be deemed as an Event of Default. Upon an Event of Default, the Escrow Agent is authorized and directed to release the Escrow Shares to the Holder if requested by the Holder, without approval of the Company.

                                   ARTICLE IV.

     Section  4.01     RE-ISSUANCE  OF  DEBENTURE.  When  the  Holder  elects to
                       --------------------------
convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

                                   ARTICLE V.

     Section  5.01     ANTI-DILUTION.  Adjustment  of  Fixed Conversion Price or
                       -------------   -----------------------------------------
Future Price.  The Fixed Conversion Price or Future Price shall be adjusted from
------------
time  to  time  as  follows:

               (a)     Adjustment of Fixed Conversion Price and Number of Shares
                       ---------------------------------------------------------
upon Issuance of the Common Stock.  If and whenever on or after the Closing Date
---------------------------------
of this Debenture, the Company issues or sells, or is deemed to have issued or sold, any shares of the Common Stock (other than (i) Excluded Securities (as defined herein), and (ii) shares of the Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined herein) or upon issuance, exercise or conversion of the Other Securities (as defined herein)) for a consideration per share less than a price (the "Applicable Price") equal to the Fixed Conversion Price in effect immediately
 -----------------
prior to such issuance or sale, then immediately after such issue or sale the Fixed Conversion Price then in effect shall be reduced to an amount equal to such consideration per share, provided that in no event shall the Fixed Conversion Price be reduced below $0.001.

               (b)     Effect  on Fixed Conversion Price of Certain Events.  For
                       ---------------------------------------------------
purposes of determining the adjusted Fixed Conversion Price under Section 5.01(a) above, the following shall be applicable:

                    (i)     Issuance  of Options.  If after the date hereof, the
                            --------------------
Company in any manner grants any rights, warrants or options to subscribe for or purchase shares of the Common Stock or convertible securities ("Options") and
                                                                   -------
the lowest price per share for which one share of the Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Fixed Conversion Price then in effect, then such share of the

Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 5.01(b)(i), the lowest price per share for which one share of the Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such convertible securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of the Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any other convertible security other than this Debenture issuable upon exercise of such Option. No further adjustment of the Fixed Conversion Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

                    (ii)     Issuance of Convertible Securities.  If the Company
                             ----------------------------------
in any manner issues or sells any convertible securities after the Closing Date and the lowest price per share for which one share of the Common Stock is issuable upon the conversion or exchange thereof is less than the Fixed Conversion Price then in effect, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For the purposes of this Section 5.01(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of the Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Fixed Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Fixed Conversion Price had been or are to be made pursuant to other provisions of this Section 5.01(b), no further adjustment of the Fixed Conversion Price shall be made by reason of such issue or sale.

                    (iii)     Change  in Option Price or Rate of Conversion.  If
                              ----------------------------------------------
the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for the Common Stock changes at any time, the Fixed Conversion Price in effect at the time of such change shall be adjusted to the Fixed Conversion Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable upon conversion of this Debenture shall be correspondingly readjusted. For purposes of this Section 5.01(b)(iii), if the terms of any Option or convertible security that was outstanding as of the Closing Date of this Debenture are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this
Section 5.01(b) shall be made if such adjustment would result in an increase of the Fixed Conversion Price then in effect.

               (c)     Effect  on Fixed Conversion Price of Certain Events.  For
                       ---------------------------------------------------
purposes of determining the adjusted Fixed Conversion Price under Sections 5.01(a) and 5.01(b), the following shall be applicable:

                    (i)     Calculation  of  Consideration  Received.  If  any
                            ----------------------------------------
Common Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities. If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of the Debenture representing at least two-thirds of the shares of the Common Stock issuable upon conversion of the Debenture then outstanding. If such parties are unable to reach agreement within ten days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such
                                    ----------------
consideration will be determined within five Business Days after the 10th day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of the Debenture representing at least two-thirds of the shares of the Common Stock issuable upon conversion of the Debenture then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne by the Company.

                    (ii)     Integrated  Transactions.  In  case  any  Option is
                             ------------------------
issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.001.

                    (iii)     Treasury  Shares.  The  number  of  shares  of the
                              ----------------
Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of the Common Stock.

                    (iv)     Record  Date.  If the Company takes a record of the
                             ------------
holders of the Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (d)     Adjustment  of Fixed Conversion Price upon Subdivision or
                       ---------------------------------------------------------
Combination  of  Common  Stock.  If  the  Company  at any time after the date of
------------------------------
issuance of this Debenture subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of the Common Stock into a greater number of shares, any Fixed Conversion Price or Future Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time after the date of issuance of this Debenture combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of the Common Stock into a smaller number of shares, any Fixed Conversion Price or Future Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 5.01(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

               (e)     Distribution  of Assets.  If the Company shall declare or
                       -----------------------
make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of the Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities,  property  or  options  by  way  of  a  dividend,  spin  off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Debenture, then, in each
 ------------
such case any Fixed Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of the Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Fixed Conversion Price by a fraction of which (A) the numerator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of the Common Stock, and (B) the denominator shall be the closing bid price of the Common Stock on the trading day immediately preceding such record date.

               (f)     Certain  Events.  If  any  event  occurs  of  the  type
                       ---------------
contemplated by the provisions of this Section 5.01 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights, or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Fixed Conversion Price so as to protect the rights of the holders of the Debenture; provided, except as set forth in Section 5.01(d), that no such adjustment pursuant to this Section 5.01(f) will increase the Fixed Conversion Price as otherwise determined pursuant to this Section 5.01.

               (g)     Notices.
                       -------

                    (i) Immediately upon any adjustment of the Fixed Conversion Price or Future Price, the Company will give written notice thereof to the holder of this Debenture, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                    (ii) The Company will give written notice to the holder of this Debenture at least ten days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock; (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

               (h)     Definitions.
                       -----------

                    (i)     "Approved  Stock  Plan"  means  any employee benefit
                             ---------------------
plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

                    (ii)     "Excluded Securities" means, provided such security
                              -------------------
is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital;, (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity, and (c) options to purchase shares of the Common Stock, provided (i) the issuance of such options (the "Approved
                                                                        --------
Plan")  is  to  non-executive  employees  and is limited to 10,000 shares of the
----
Common Stock, and (ii) the exercise price of such options is not less than the closing bid price of the Common Stock on the date of issuance of such option.

                    (iii)     "Other  Securities"  means  (i)  those  options,
                               -----------------
warrants and convertible securities of the Company issued prior to, and outstanding on, the Closing Date; (ii) the shares of the Common Stock issuable on exercise of such options, warrants and convertible securities, provided such options, warrants and convertible securities are not amended after the Closing Date; (iii) the shares of the Common Stock issuable upon conversion of this Debenture, or otherwise in connection with this Debenture and the Warrants issued pursuant to the Securities Purchase Agreement, and (iv) those shares, options and warrants proposed for issuance as disclosed in Schedule 3(c) thereto.

               (i) Nothing in this Section 5.01 shall be deemed to authorize the issuance of any securities by the Company in violation of this Section 5.01.

               (j) In the event an Event of Default has occurred, the lesser of the then Conversion Price and the Default Conversion Price shall be used for all calculations in Section 5.01(a) through (g).

                                   ARTICLE VI.

     Section 6.01     NOTICE.  Notices regarding this Debenture shall be sent to
                      ------
the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:                 Charys Holding Company Inc.
                                       1117 Perimeter Center West, Suite N415
                                       Atlanta, Georgia 30338
                                       Attention: Billy Ray, Jr.
                                       Telephone: (678) 443-2300
                                       Facsimile: (678) 443-2320

With a copy to:                        Michael Brenner
                                       Attorney at Law
                                       1643 North Harrison Parkway
                                       Sunrise, Florida 33323
                                       Telephone: (954) 838-6251
                                       Facsimile: (954) 838-6844


With a copy to:                        Glast, Phillips & Murray, P.C.
                                       815 Walker Street, Suite 1250
                                       Houston, Texas 77002
                                       Attention: Norman T. Reynolds, Esq.
                                       Telephone: (713) 237-3135
                                       Facsimile: (713) 237-3202
                                       Email: nreynolds@gpm-law.com

If to the Holder, to:                  Preferred Employers Holdings, Inc.
                                       10800 Biscayne Boulevard, Miami, FL 33161 attention Donald J. Bezahler, Esq.,
                                       Email: dbezahler@pegi.net,


                                       Attention:
                                       Telephone:
                                       Facsimile:


     Section  6.02     GOVERNING  LAW.  The  parties hereto acknowledge that the
                       --------------
transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of Florida. The parties hereto agree that the internal laws of the State of Florida shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of Florida. Service of process in any action by the Holder(s) to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

     Section  6.03     SEVERABILITY.  The invalidity of any of the provisions of
                       ------------
this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

     Section  6.04     ENTIRE  AGREEMENT  AND  AMENDMENTS.  This  Debenture
                       ----------------------------------
represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

     IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company has executed this Debenture as of the date first written above.

                                   CHARYS HOLDING COMPANY INC.



                                   By
                                     -------------------------------------------
                                     Billy V. Ray, Jr., Chief Executive Officer

                                    EXHIBIT A
                                    ---------

                              NOTICE OF CONVERSION
                              --------------------


        (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE DEBENTURE)


TO:

     The undersigned hereby irrevocably elects to convert $ of the principal amount of the above Debenture into shares of the Common Stock of Charys Holding Company Inc., according to the conditions stated therein, as of the Conversion Date written below.

CONVERSION DATE:
                                       ----------------------------------------
APPLICABLE CONVERSION PRICE:
                                       ----------------------------------------
SIGNATURE:
                                       ----------------------------------------
NAME:
                                       ----------------------------------------
ADDRESS:
                                       ----------------------------------------
AMOUNT TO BE CONVERTED:                $
                                        ---------------------------------------
AMOUNT OF DEBENTURE UNCONVERTED:       $
                                        ---------------------------------------
CONVERSION PRICE PER SHARE:            $
                                        ---------------------------------------
NUMBER OF SHARES OF COMMON
STOCK TO BE ISSUED:
                                       ----------------------------------------
PLEASE ISSUE THE SHARES OF COMMON
STOCK IN THE FOLLOWING NAME AND TO
THE FOLLOWING ADDRESS:
                                       ----------------------------------------
ISSUE TO:
                                       ----------------------------------------
AUTHORIZED SIGNATURE:
                                       ----------------------------------------
NAME:
                                       ----------------------------------------
TITLE:
                                       ----------------------------------------
PHONE NUMBER:
                                       ----------------------------------------
BROKER DTC PARTICIPANT CODE:
                                       ----------------------------------------
ACCOUNT NUMBER:
                                       ----------------------------------------